TAXES ON INCOME (Deferred Tax Assets) (Details) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Deferred tax assets:
Operating loss carryforward	$ 13,263	$ 11,833
Reserves and allowances	1,059	1,025
Total deferred tax asset before valuation allowance	14,322	12,858
Valuation allowance	(14,175)	(12,644)
Deferred tax assets	147	214
Deferred tax liabilities		(168)
Deferred taxes, net	$ 147	$ 46